Fees Summary	Dec. 05, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,447.31
Total Transaction Valuation	32,203,548.00
Total Offset Amount	0.00
Net Fee	$ 4,447.31